                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 23, 2002

                            STRUCTURED PRODUCTS CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                             333-89080            13-3692801
--------                             ---------            ----------
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE     (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)       NUMBER)              IDENTIFICATION NUMBER)

390 GREENWICH STREET, NEW YORK, NEW YORK                              10013
------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 723-9654
                                                  --------------
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Item 1.           Changes in Control of Registrant.

                  NOT APPLICABLE.

Item 2.           Acquisition or Disposition of Assets.

                  NOT APPLICABLE.

Item 3.           Bankruptcy or Receivership.

                  NOT APPLICABLE.

Item 4.           Changes in Registrant's Certifying Accountant.

                  NOT APPLICABLE.

Item 5.           Other Events.

                  NOT APPLICABLE.

Item 6.  Resignations of Registrant's Directors.

                  NOT APPLICABLE.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.

                  (c)  EXHIBITS.

Exhibit 5.1 to Form S-3                      Description
                                             -----------

                                             Opinion of Orrick, Herrington &
                                             Sutcliffe LLP with respect to
                                             legality.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated September 23, 2002

                                             STRUCTURED PRODUCTS CORP.

                                             By:  /s/ Matthew R. Mayers
                                                -------------------------------
                                             Name:  Matthew R. Mayers
                                             Title: Authorized Signatory

EXHIBIT INDEX


Description                                                                             Paper (P) or
-----------                                                                             ------------
                                                                                        Electronic (E)
                                                                                        --------------

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality in               E
connection with TIERS(R) Principal-Protected Minimum Return Asset Backed
Certificates Trust Series S&P MidCap 2002-12